Segment Information (Tables)	12 Months Ended
Dec. 31, 2021
Segment Reporting [Abstract]
Summary of Disaggregated Revenue Data for Those Markets	The Company measures revenue based on the physical location of where the customer who is receiving the promised goods or service is located. Disaggregated revenue data for those markets is as follows:

	Year Ended December 31,
(in thousands)	2021	2020
Americas	$48,516	$40,837
EMEA	25,592	19,214
APAC	17,113	11,800

Total	$91,221	$71,851